(PRINCIPAL PRESERVATION LOGO)
                                   WISCONSIN
                                   TAX-EXEMPT
                                   PORTFOLIO

                                 ANNUAL REPORT
                                TO SHAREHOLDERS


                               DECEMBER 31, 1996

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

             PRESIDENT'S LETTER/MANAGEMENT DISCUSSION AND ANALYSIS
                         ANNUAL REPORT TO SHAREHOLDERS
                               DECEMBER 31, 1996


                                                               February 24, 1997
Dear Wisconsin Shareholder:

  We are pleased to present the annual report to shareholders of the Wisconsin Tax-Exempt Portfolio. The assets of the portfolio continued to increase during 1996 from approximately $19,000,000 at the beginning of the year to $25,800,000 at December 31, 1996. The overall long term assets of the Principal Preservation mutual fund family increased as well from $236,500,000 to $255,800,000. The Wisconsin Tax-Exempt Portfolio enjoys a competitive niche, as it is the fastest growing double tax free fund in the state in terms of percentage asset growth.

  Generally, 1996 was a good year for investors in the stock markets. As a result, stocks and stock mutual funds attracted more attention and greater financial press than bonds and other fixed-income securities. The Federal Reserve Board, after lowering the overnight Fed Funds target rate during the first quarter, left the lending rate unchanged for the remainder of the year. Generally, demand for municipal securities was soft and contributed to a lackluster market. Looking ahead, it appears that for the foreseeable future the stock market will continue to capture much of the attention, and yields on municipal securities likely will remain relatively stable.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

                       MANAGEMENT DISCUSSION AND ANALYSIS

WISCONSIN TAX-EXEMPT PORTFOLIO

  Shown below is a comparison of the change in value of a $10,000 investment in Principal Preservation Wisconsin Tax-Exempt Portfolio and the Lehman 20-Year Municipal Bond Index.

        Principal Preservation Wisconsin                Lehman 20-Year
Date                Tax-Exempt Portfolio          Municipal Bond Index

6/13/94*<F1>                      $9,750                       $10,000
6/30/94                            9,452                         9,700
7/31/94                            9,544                         9,922
8/31/94                            9,544                         9,950
9/30/94                            9,446                         9,751
10/31/94                           9,180                         9,494
11/30/94                           8,863                         9,272
12/31/94                           9,113                         9,563
1/31/95                            9,404                         9,937
2/28/95                            9,688                        10,298
3/31/95                            9,781                        10,415
4/30/95                            9,804                        10,413
5/31/95                           10,082                        10,806
6/30/95                            9,993                        10,640
7/31/95                           10,027                        10,695
8/31/95                           10,112                        10,842
9/30/95                           10,166                        10,928
10/31/95                          10,303                        11,161
11/30/95                          10,493                        11,408
12/31/95                          10,599                        11,568
1/31/96                           10,652                        11,627
2/29/96                           10,547                        11,494
3/31/96                           10,409                        11,310
4/30/96                           10,324                        11,265
5/31/96                           10,389                        11,279
6/30/96                           10,466                        11,438
7/31/96                           10,576                        11,550
8/31/96                           10,556                        11,532
9/30/96                           10,710                        11,765
10/31/96                          10,799                        11,906
11/30/96                          10,998                        12,155
12/31/96                          10,945                        12,083

AVERAGE ANNUAL TOTAL RETURN
(includes the effect of the sales charge)
                                  1-YEAR     SINCE INCEPTION 6/13/94
Wisconsin Tax-Exempt:
Full Sales Charge                  0.67%               3.60%
Net Asset Value                    3.25%               4.63%

*<F1>June 13, 1994 inception date.
Past performance is not predictive of future performance.

LEHMAN 20-YEAR MUNICIPAL BOND INDEX

  The Lehman 20-Year Municipal Bond Index is a broad based index containing over 22,000 issues with maturities ranging from 2-30 years. The issues comprising the index are generated from the issues completed within the last five years with total issue size of $50,000,000 and larger. The average quality rating is "AA." The index performance shown above does not include sales charges or other fees which would have been incurred had an investor attempted to replicate the index.

WISCONSIN TAX-EXEMPT PORTFOLIO

  The Wisconsin Tax-Exempt Portfolio's performance is presented from June 13, 1994, commencement of operations, through December 31, 1996. It is based upon a $10,000 investment at the Portfolio's public offering price then in effect, which included a 2.5% sales charge. It represents the actual total returns for each of the years ended December 31, net of any fees and expenses charged to the Portfolio during those periods.

DISCUSSION AND ANALYSIS

  For much of 1996, the investing public received conflicting reports regarding the strength of the economy, and whether the Federal Reserve, in response, would change the Fed Funds rate to tighten the reins on potential interest rate increases. The Fed Reserve reduced the Fed Funds rate in the first quarter, but showed restraint and left short interest rates unchanged for the remainder of the year. However, long term rates on both the AAA and A rated municipal general obligation bonds rose slightly, causing a slight decline in the prices of municipal securities. As a result, the Wisconsin Tax-Exempt Portfolio experienced a slight decline. As reflected in the graph, the total return each month of the Wisconsin Tax-Exempt Portfolio generally tracked the Lehman 20-Year Index quite closely. The average weighted maturity of the Portfolio was 19.3 years at December 31, 1996, and remained constant throughout 1996.

  The Wisconsin Tax-Exempt Portfolio invests in securities that generate income which is exempt from both Federal and Wisconsin income tax. Very few municipal bond issues qualify for this dual exemption. Therefore, the manager maintains a higher concentration in the housing sector, territorial paper and municipal securities issued by the State of Wisconsin, as compared to a national tax-exempt mutual fund. While the portfolio manager has diversified the portfolio, the concentration has led to a slight under performance to the Lehman benchmark for the entire year. Currently, the Portfolio maintains 41% of its assets in bonds issued by municipalities in Wisconsin and less than 18% in territorial paper. The remaining 41% is invested in new public housing authorities in 21 states. During 1996 the manager did not invest in any municipal security that was subject to the alternative minimum tax.

  The total return, before the effect of a sales charge, for the one year ended December 31, 1996 was 3.25%. The average annualized return since inception was 4.63%. The comparative returns for the benchmark were 4.45% and 7.70%, respectively.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                              FINANCIAL HIGHLIGHTS

  The following table presents information relating to a share of capital stock of the Wisconsin Tax-Exempt Portfolio of Principal Preservation Portfolios Inc. outstanding for the periods presented. This information should be read in conjunction with the financial statements and related notes.

                                                    WISCONSIN
                                               TAX-EXEMPT PORTFOLIO
                                         --------------------------------------
                                                                  For the
                                                                period from
                                                              June 13, 1994
                                       For the years ended     (commencement
                                           December 31,       of operations) to
                                       -----------------
                                         1996      1995      December 31, 1994
                                        -----     -----      -----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD   $10.05     $9.10                 $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   .49       .50                    .25
  Net realized and unrealized gains
    (losses) on investments             (.18)       .95                  (.90)
                                       ------    ------                 ------
  TOTAL FROM INVESTMENT OPERATIONS        .31      1.45                  (.65)
                                       ------    ------                 ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                              (.49)     (.50)                  (.25)
                                       ------    ------                 ------
  TOTAL DISTRIBUTIONS                   (.49)     (.50)                  (.25)
                                       ------    ------                 ------
NET ASSET VALUE, END OF PERIOD          $9.87    $10.05                  $9.10
                                       ======    ======                 ======

TOTAL RETURN **<F3>                      3.3%     16.3%                 (6.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (to nearest thousand)              $25,750   $18,986                 $8,116
Ratio of expenses to average
    net assets                          0.5%+<F4> 0.4%+<F4>             0.2%*+
Ratio of net investment income                                          <F2><F4>
    to average net assets               4.9%+<F4> 5.0%+<F4>             4.4%*+
                                                                        <F2><F4>
Portfolio turnover rate                 16.0%      9.7%                  23.4%


*<F2>Annualized.
**<F3>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F4>Reflects a voluntary reimbursement of fund expenses of 0.6% in 1996, 0.8% in 1995 and 1.4% in 1994, respectively.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                                 BALANCE SHEET
                               DECEMBER 31, 1996

                                                                  WISCONSIN
                                                       TAX-EXEMPT PORTFOLIO
                                                       --------------------
ASSETS:
Investments:
  Long-term investments in securities,
    (cost of $24,829,500)                                       $25,348,926
                                                                -----------
  Total investments                                              25,348,926
Cash                                                                 24,753

Receivables:
  Capital shares sold                                                20,023
  Dividends and interest                                            396,543
                                                                -----------
  Total receivables                                                 416,566

Other assets                                                          9,119
                                                                -----------
  Total assets                                                  $25,799,364
                                                                ===========

LIABILITIES:
Payables:
  Distributions to shareholders                                     $34,083
  Expenses                                                           15,683
                                                                -----------
  Total liabilities                                                  49,766
                                                                -----------
NET ASSETS:
Capital stock                                                    25,236,178
Accumulated distributions in excess of net
    investment income                                               (2,830)
Undistributed net realized (losses) on investments                  (3,176)
Net unrealized appreciation on investments                          519,426
                                                                -----------
  Total net assets                                               25,749,598
                                                                -----------
  Total liabilities and net assets                              $25,799,364
                                                                ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                        $9.87
                                                                ===========

MAXIMUM OFFERING PRICE PER SHARE                                     $10.12
                                                                ===========

The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  WISCONSIN
                                                       TAX-EXEMPT PORTFOLIO
                                                       --------------------
INVESTMENT INCOME:
Interest                                                         $1,241,952
                                                                 ----------
  Total investment income                                         1,241,952
                                                                 ----------
EXPENSES:
Investment advisory fees                                            112,522
Custodian fees                                                        8,188
Transfer agent fees                                                  17,484
Broker service fees                                                  56,148
Professional fees                                                    34,084
Registration                                                          3,532
Communication                                                         5,376
Director fees                                                         6,121
Pricing of investments                                               11,856
Deferred organization expense                                         2,606
Other                                                                 4,939
                                                                 ----------
  Total expenses                                                    262,856
Less expenses absorbed by advisor                                 (144,215)
                                                                 ----------
  Net expenses                                                      118,641
                                                                 ----------
NET INVESTMENT INCOME                                             1,123,311
                                                                 ----------
NET REALIZED GAINS ON INVESTMENTS                                    55,980

CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS FOR THE YEAR     (322,111)
                                                                 ----------
  Net losses on investments                                       (266,131)
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $857,180
                                                                  =========

The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  WISCONSIN
                                                       TAX-EXEMPT PORTFOLIO
                                                       --------------------
OPERATIONS:
Net investment income                                            $1,123,311
Net realized gains on investments                                    55,980
Change in unrealized appreciation on
    investments for the year                                      (322,111)
                                                                 ----------
  Net increase in net assets resulting from operations              857,180
                                                                 ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.49 per share)                         (1,124,700)
Distributions in excess of net investment
    income ($0.0014 per share)                                      (3,642)
                                                                 ----------
  Total distributions                                           (1,128,342)
                                                                 ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                       8,406,005
Net asset value of shares issued in distributions                   781,624
Cost of shares redeemed                                         (2,153,115)
                                                                 ----------
  Net increase in net assets from capital share transactions      7,034,514
                                                                 ----------
  Total increase                                                  6,763,352

NET ASSETS:
Balance at beginning of year                                     18,986,246
                                                                 ----------
Balance at end of year                                          $25,749,598
                                                                 ==========

The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                  WISCONSIN
                                                       TAX-EXEMPT PORTFOLIO
                                                       --------------------
OPERATIONS:
Net investment income                                              $714,924
Net realized (losses) on investments                               (27,982)
Change in unrealized appreciation on
    investments for the year                                      1,218,259
                                                                 ----------
  Net increase in net assets resulting from operations            1,905,201
                                                                 ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.50 per share)                           (715,944)
                                                                 ----------
  Total distributions                                             (715,944)
                                                                 ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                       9,786,055
Net asset value of shares issued in distributions                   505,977
Cost of shares redeemed                                           (610,880)
                                                                 ----------
  Net increase in net assets from capital
    share transactions                                            9,681,152
                                                                 ----------
  Total increase                                                 10,870,409

NET ASSETS:
Balance at beginning of year                                      8,115,837
                                                                 ----------
Balance at end of year                                          $18,986,246
                                                                ===========

The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

1.   SIGNIFICANT ACCOUNTING POLICIES --

  Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with eight portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio and the Select Value Portfolio. This report presents information only for the Wisconsin Tax-Exempt Portfolio (the "Portfolio"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

  The following is a summary of the significant accounting policies of the Fund.

 (a) Long-Term Securities

   The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service in accordance with procedures approved by the Fund's Board of Directors. Among other factors, these procedures include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

   Investment transactions are recorded on the trade date.

   Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

 (b) Net Realized Gains and Losses and Investment Income

   Net realized gains and losses on securities sales are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

 (c) Federal Income Taxes

   Provision has not been made for Federal income taxes, because the Portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1996, the Portfolio had Federal income tax capital loss carryforwards of $3,176 expiring in 2003. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforward is exhausted.

   Distributions in excess of net investment income in the Wisconsin Tax-Exempt Portfolio of $3,642 for the year ended December 31, 1996, are the result of different accounting treatment of market discount on investments for book and tax purposes. This distribution does not represent a return of capital for tax purposes.

 (d) Expenses

   Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund.

 (e) Distributions to Shareholders

   Dividends to shareholders are recorded on the ex-dividend date.

 (f) Deferred Organization Costs

   Costs incurred with the organization, initial registration and public offering of shares aggregating $13,000 for the Portfolio have been paid by the Fund and are being amortized over a five year period.

 (g) Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

  On January 31, 1996 the Fund's Investment Advisory Agreement (the "Agreement") with B.C. Ziegler and Company ("Ziegler") (with whom certain officers and directors of the Fund are affiliated), was assigned to Ziegler Asset Management, Inc. ("ZAMI"). Both Ziegler and ZAMI are wholly owned subsidiaries of The Ziegler Companies, Inc., therefore the assignment did not constitute a change in control. Under the Agreement, the Portfolio pays ZAMI a monthly fee based upon the average daily net assets of the Portfolio at the rate of .50% of the first $250,000,000 of the Portfolio's average daily net assets, reducing to .40% of the Portfolio's average daily net assets in excess of $250,000,000.
  For the year ended December 31, 1996, ZAMI voluntarily reimbursed expenses to the Portfolio totaling $144,215. ZAMI is not obligated to continue the voluntary reimbursement in the future.

  On May 17, 1991, the Fund's shareholders approved a Distribution Agreement under Rule 12b-1. According to this agreement the Fund pays a distribution fee of up to 0.25% to Ziegler, as the distributor, which is passed through to the broker/dealer as a service fee. This fee is calculated on the average daily net assets and is shown as broker service fees in the Statement of Operations.

  Ziegler has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services, a Depository Agreement with the Fund to serve as depository for all investment securities and cash, and a Transfer and Dividend Disbursing and Shareholder Servicing Agreement with the Fund to provide Transfer Agent Services. In addition, the Portfolio pays Ziegler commissions on sales of Portfolio shares and 12b-1 distribution fees. The transfer agent fees, commissions, accounting and pricing fees, depository and 12b-1 fees paid to Ziegler by the Portfolio for the year ended December 31, 1996 were as follows:


                                COMMISSIONS  ACCOUNTING
                                       ON        AND
                      TRANSFER    PORTFOLIO  PRICING     DEPOSITORY
                    AGENT FEES      SHARES      FEES         FEES    12B-1 FEES
                    ----------   ---------- ----------  -----------   ---------
Wisconsin Tax-Exempt
  Portfolio          $17,375       $83,525    $19,000      $9,719     $31,971

3.   INVESTMENT TRANSACTIONS --

  Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1996, consisted of purchases of $10,530,217 and $3,555,509 in proceeds from the sale of securities.

  Net tax basis unrealized appreciation (depreciation) on investments as of December 31, 1996, included:

                                                        WISCONSIN
                                                        TAX-EXEMPT
                                                        ----------
  Gross unrealized appreciation                          $584,087
  Gross unrealized (depreciation)                        (67,491)
                                                         --------
       Net unrealized appreciation                       $516,596
                                                         ========

  The tax basis cost of investments at December 31, 1996 was $24,832,330.

4.   LINE OF CREDIT --

  The Fund has an available line of credit of $3,000,000. However, each portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by Ziegler. Each portfolio's policies allow borrowings for temporary or emergency purposes.

5.   CAPITAL SHARE TRANSACTIONS --

 (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into eight separate portfolios:
   Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first seven portfolios and 400,000,000 in the Cash Reserve Portfolio. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of Class X (Retail Shares) and 200,000,000 shares of Class Y (Institutional Shares). The remaining 250,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

 (b) Capital share activity during the years ended December 31, 1995 and December 31, 1996, were as follows:

                                                        WISCONSIN
                                                        TAX-EXEMPT
                                                        ----------
  SHARES OUTSTANDING AT DECEMBER 31, 1994                  891,486
                                                         =========

    Shares issued                                        1,007,871
    Shares issued in distributions                          51,771
    Shares redeemed                                       (62,225)
                                                         ---------
  SHARES OUTSTANDING AT DECEMBER 31, 1995                1,888,903
                                                         =========

    Shares issued                                          860,313
    Shares issued in distributions                          79,825
    Shares redeemed                                       (219,263)
                                                         ---------
  SHARES OUTSTANDING AT DECEMBER 31, 1996                2,609,778
                                                         =========

 (c) Maximum offering price per share is computed based on a maximum sales charge of 2.5% of the offering price or 2.56% of the net asset value. For purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 97.5.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

  PRINCIPAL                                        S&P   MOODY'S
    AMOUNT    DESCRIPTION                          RATING  RATING        VALUE
                                                      (UNAUDITED)
------------ ------------                           -------------        -----

LONG-TERM TAX-EXEMPT SECURITIES -- 98.3%

ALABAMA -- 2.4%
    $200,000  Birmingham, Alabama, New Public
                Housing Authority, 5.125%,            AAA     Aaa     $197,500
                due 11-01-2009

     450,000  Birmingham, Alabama, New Public
                Housing Authority, 5.00%,             AAA     Aaa      430,875
                due 05-01-2012

ARKANSAS -- 0.9%
     130,000  Hot Springs, Arkansas, New Public
                Housing Authority, 5.00%,             AAA     Aaa      131,137
                due 09-01-2006

     105,000  Little Rock, Arkansas, New Public
                Housing Authority, 5.25%,             AAA     Aaa       104,34
                due 08-01-2012

CALIFORNIA -- 1.3%
     170,000  Sacramento, California, New Public
                Housing Authority, 5.25%,             AAA     Aaa      172,975
                due 12-01-2011

     160,000  Sacramento, California, New Public
                Housing Authority, 5.25%,             AAA     Aaa      162,800
                due 12-01-2010

FLORIDA -- 0.6%
     150,000  Gainesville, Florida, New Public
                Housing Authority, 5.25%,             AAA     Aaa      151,688
                due 02-01-2008

GEORGIA -- 2.9%
     325,000  Atlanta, Georgia, New Public
                Housing Authority, 5.00%,             AAA     Aaa      331,877
                due 05-01-2007

     250,000  Newnan, Georgia, New Public
                Housing Authority, 5.00%,             AAA     Aaa      250,313
                due 04-01-2012

     150,000  Newnan, Georgia, New Public
                Housing Authority, 5.25%,             AAA     Aaa      153,217
                due 05-01-2007

GUAM -- 4.8%
     650,000  Guam Government Limited
                Obligation Highway Bonds,             AAA     Aaa      689,813
                Series A, 6.30%, due 05-01-2012

     515,000  Guam Power Authority Revenue
                Bonds, Series A, 6.375%,              AAA     Aaa      557,487
              due 10-01-2008

ILLINOIS -- 1.9%
     200,000  Cook County, Illinois, New Public
                Housing Authority, 5.25%,             AAA     Aaa      200,500
                due 04-01-2010

     300,000  Peoria, Illinois, New Public
                Housing Authority, 5.00%,             AAA     Aaa      290,250
                due 06-01-2012

KANSAS -- 0.5%
     125,000  Kansas City, Kansas, New Public
                Housing Authority, 5.125%,            AAA     Aaa      127,187
                due 10-01-2006

LOUISIANA -- 0.4%
     100,000  Lake Charles, Louisiana, New Public
                Housing Authority, 5.125%,            AAA     Aaa       96,750
                due 08-01-2013

MASSACHUSETTS -- 3.9%
     600,000  Massachusetts State Housing Finance
                Agency, Multi-Family Housing          AAA      A1      687,750
                Bonds, First Issue, 1979 Series A,
                7.00%, due 04-01-2021

     315,000  Worcester, Massachusetts, New Public
                Housing Authority, 5.25%,             AAA     Aaa      324,450
                due 08-01-2006

MISSISSIPPI -- 0.5%
     135,000  Biloxi, Mississippi, New Public
                Housing Authority, 5.25%,             AAA     Aaa      134,156
                due 08-01-2011

NEVADA -- 1.0%
     255,000  Las Vegas, Nevada, New Public
                Housing Authority, 5.00%,             AAA     Aaa      245,438
                due 01-01-2012

NEW JERSEY -- 3.6%
     150,000  Newark, New Jersey, New Public
                Housing Authority, 5.25%,             AAA     Aaa      153,137
                due 04-01-2006

     250,000  Newark, New Jersey, New Public
                Housing Authority, 4.50%,             AAA     Aaa      242,187
                due 04-01-2008

     435,000  Newark, New Jersey, New Public
                Housing Authority, 5.25%,             AAA     Aaa      436,631
                due 04-01-2009

     100,000  Hoboken, New Jersey, New Public
                Housing Authority, 6.00%,             AAA     Aaa      103,057
                due 09-01-2011

NEW YORK -- 2.8%
     200,000  New York, New York, New Public
                Housing Authority, 5.125%,            AAA     Aaa$     201,000
                due 01-01-2008

     135,000  New York, New York, New Public
                Housing Authority, 6.000%,            AAA     Aaa      138,141
                due 01-01-2010

     200,000  New York, New York, New Public
                Housing Authority, 5.375%,            AAA     Aaa      201,750
                due 01-01-2012

     200,000  New York, New York, New Public
                Housing Authority, 5.00%,             AAA     Aaa      191,500
                due 01-01-2012

NORTH CAROLINA -- 2.2%
     165,000  Durham, North Carolina, New Public
                Housing Authority, 5.25%,             AAA     Aaa      166,650
                due 12-01-2009

     400,000  Durham, North Carolina, New Public
                Housing Authority, 5.00%,             AAA     Aaa      387,000
                due 02-01-2012

NORTH DAKOTA -- 1.5%
     200,000  Burleigh County, North Dakota,
                New Public Housing Authority,         AAA     Aaa      194,250
                4.875%, due 01-01-2009

     185,000  Burleigh County, North Dakota,
                New Public Housing Authority,         AAA     Aaa      181,762
                4.875%, due 01-01-2010

OHIO -- 4.8%
     250,000  Youngstown, Ohio, New Public
                Housing Authority, 4.875%,            AAA     Aaa      245,625
                due 05-01-2009

     200,000  Youngstown, Ohio, New Public
                Housing Authority, 4.875%,            AAA     Aaa      192,500
                due 05-01-2010

     500,000  Youngstown, Ohio, New Public
                Housing Authority, 5.00%,             AAA     Aaa      489,375
                due 05-01-2011

     300,000  Youngstown, Ohio, New Public
                Housing Authority, 5.00%,             AAA     Aaa      300,375
                due 05-01-2012

PENNSYLVANIA -- 0.8%
     200,000  Clinton County, Pennsylvania,
                New Public Housing Authority,         AAA     Aaa      206,130
                5.25%, due 11-01-2007

PUERTO RICO -- 13.0%
     100,000  Puerto Rico Commonwealth Highway
                & Transportation, 6.625%,               A    Baa1      111,125
                due 07-01-2012

     325,000  Puerto Rico Commonwealth, Refunding
                Bonds, Series A, 6.00%,                 A    Baa1      332,313
                due 07-01-2014

     800,000  Puerto Rico Public Buildings Authority,
                Guaranteed Public Education             A    Baa1      794,000
                & Health Facilities, Refunding Series M,
                5.75%, due 07-01-2015

     180,000  Puerto Rico Commonwealth Electric &
                Power Authority, Series R,            AAA     Aaa      188,550
                6.25%, due 07-01-2017

     350,000  Puerto Rico Commonwealth Highway
                & Transportation Authority,             A     Aaa      390,688
              Highway Revenue Unrefunded Balance,
                Series T, 6.625%,
                due 07-01-2018

     350,000  Puerto Rico Commonwealth General
                Obligation Bonds, 6.00%,                A    Baa1      354,812
                due 07-01-2022

     200,000  University of Puerto Rico University
                Revenue Bonds, Series M, 5.25%,       AAA     Aaa      194,000
                due 06-01-2025

     500,000  Puerto Rico Commonwealth Highway
                & Transportation Authority,             A    Baa1      482,500
              Revenue Bonds, Series Y, 5.50%,
                due 07-01-2026

     150,000  Puerto Rico Telephone Authority,
                Series L, 5.75%, due 01-01-2011        A+      A2      151,500

     350,000  Puerto Rico Telephone Authority,
                Series L, 6.125%, due 01-01-2022       A+      A2      357,000

SOUTH CAROLINA -- 0.8%
     200,000  Marion, South Carolina, New Public
                Housing Authority, 4.875%,            AAA     Aaa      200,750
                due 09-01-2010

TENNESSEE -- 1.2%
     190,000  Nashville, Tennessee, New Public
                Housing Authority, 5.00%,             AAA     Aaa      185,250
                due 08-01-2010

     140,000  Memphis, Tennessee, New Public
                Housing Authority, 5.00%,             AAA     Aaa      136,325
                due 07-01-2011

TEXAS -- 5.0%
     300,000  El Paso, Texas, New Public
                Housing Authority, 5.00%,             AAA     Aaa      303,750
                due 07-01-2005

     160,000  Galveston, Texas, New Public
                Housing Authority, 5.25%,             AAA     Aaa      163,442
                due 10-01-2008

     120,000  Galveston, Texas, New Public
                Housing Authority, 5.25%,             AAA     Aaa      116,700
                due 10-01-2012

     180,000  Sherman, Texas, New Public
                Housing Authority, 5.25%,             AAA     Aaa      181,800
                due 07-01-2009

     340,000  Waco, Texas, New Public
                Housing Authority, 4.875%,            AAA     Aaa      337,025
                due 12-01-2009

     200,000  Waco, Texas, New Public
                Housing Authority, 4.875%,            AAA     Aaa      192,750
                due 12-01-2012

WASHINGTON -- 0.6%
     155,000  Seattle, Washington, New Public
                Housing Authority, 5.00%,             AAA      NR      153,450
                due 03-01-2009

WISCONSIN -- 40.9%
     155,000  Redevelopment Authority of the
                City of Superior, Wisconsin,           NR     Aa2      159,069
                Revenue Bonds, Series 1994
                (Superior Memorial Hospital, Inc.),
                5.60%, due 05-01-2007

     150,000  Redevelopment Authority of the City
                of Superior, Wisconsin,                NR     Aa2      153,937
                Revenue Bonds, Series 1994
                (Superior Memorial Hospital, Inc.),
                5.65%, due 11-01-2008

     100,000  Redevelopment Authority of the City
                of Superior, Wisconsin,                NR     Aa2      102,000
                Revenue Bonds, Series 1994
                (Superior Memorial Hospital, Inc.),
                5.80%, due 05-01-2010

     500,000  Redevelopment Authority of the City
                of Milwaukee, Wisconsin,               NR      A1      530,625
                Development Revenue Bonds (Goodwill
                Industries of Southeastern
                Wisconsin Project), 6.35%, due 10-01-2009

   1,000,000  Madison, Wisconsin, Community
                Development Authority, Lease           NR     Aa3    1,063,750
                Revenue Bonds, Monona Terrace
                Community & Convention Center
                Project, 6.10%, due 03-01-2010

     600,000  Community Development Authority
                of the Village of Sussex,              NR      NR      607,500
                Wisconsin, Community Development
                Revenue Bonds, Series 1995,
                6.10%, due 04-01-2015

     275,000  Community Development Authority
                of the City of Madison,                NR      NR      279,469
                Wisconsin, Project Revenue Bonds,
                (Series 1986), 5.875%,
                due 07-01-2016

     600,000  Redevelopment Authority of the
                Village of Slinger, Wisconsin,         NR      NR      612,000
                Redevelopment Lease Revenue Bonds,
                Series 1995-A, 6.25%,
                due 09-01-2017

     500,000  Community Development Authority of
                the Village of Little Chute,           NR      NR      502,500
                Wisconsin, Community Development
                Lease Revenue Bonds,
                5.625%, due 03-01-2019

     500,000  Madison, Wisconsin, Community
                Development Authority,                 NR      NR      520,625
                Redevelopment Revenue Bonds, Series
                1995,(Meriter Retirement
                Project), 6.125%, due 12-01-2019

     855,000  Housing Authority of Winnebago County,
                Wisconsin, Multifamily                 NR      NR      856,069
                Housing Refunding Revenue Bonds
                (Neenah-Menasha Ecumenical
                Retirement Community, Inc. Project),
                5.60%, due 10-01-2020

     265,000  Wisconsin Housing Finance Authority
                Revenue Bonds,                        AAA     Aaa      279,575
                Prerefunded 12-01-2017 at Par, Escrowed
                by U.S. Government
                Security, 6.10%, due 06-01-2021

     300,000  Community Development Authority of
                the City of Madison,                   NR      NR      300,750
                Wisconsin, Multifamily Housing Revenue
                Bonds, Series 1995
                (Dempsey Manor Project), 6.65%,
                due 10-01-2025

   3,000,000  Wisconsin Center District, Junior
                Dedicated Tax Revenue Bonds,            A      NR    2,951,250
              Series 1996B, 5.75%, due 12-15-2027

   1,000,000  Housing Authority of the City of Oak
                Creek, Wisconsin, Multifamily          NR      NR    1,023,750
                Housing Refunding Revenue Bonds, Series
                1994A, (Country Oaks II
              Project), 6.30%, due 08-01-2028

     600,000  Housing Authority of the City of
                Superior, Wisconsin, Housing           NR      NR      606,750
                Revenue Refunding Bonds, Series 1996,                 --------
                (GNMA Collateralized-
                St. Francis Home, Inc. Project), 6.15%,
                due 07-20-2031

Total Long-Term Tax-Exempt Securities (Cost $24,829,500)            25,348,926
                                                                    ----------
Total Investments                                                  $25,348,926
                                                                   ===========

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of

 Principal Preservation Portfolios, Inc. and the
 Shareholders of the Wisconsin Tax-Exempt Portfolio:

  We have audited the accompanying balance sheet, including the schedule of investments, of the Wisconsin Tax-Exempt Portfolio of Principal Preservation Portfolios, Inc. (a Maryland corporation) as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the depositories, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wisconsin Tax-Exempt Portfolio of Principal Preservation Portfolios, Inc. as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for the two years in the period then ended and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
January 17, 1997.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   R.D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, DEPOSITORY, TRANSFER AND DIVIDEND
DISBURSING ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202


This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc. Wisconsin Tax-Exempt Portfolio, and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP842-2/97